UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 7, 2023

Columbia Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices)

(800) 522-4167
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

    On June 7, 2023, Thomas J. Kemly, President and Chief Executive Officer of Columbia Financial, Inc. (the "Company"), the holding company for Columbia Bank and Freehold Bank, will deliver a slide presentation at the Company's 2023 annual meeting of shareholders. The presentation materials include information regarding the Company's operating and growth strategies and financial performance. The presentation materials will also be posted to the Company's website on June 7, 2023. Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1 and are furnished herewith.

Item 9.01 Financial Statements and Exhibits

        (d) Exhibits

Exhibit Number	Description
99.1	Presentation Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:	June 7, 2023	/s/Dennis E. Gibney
Dennis E. Gibney
Executive Vice President and Chief Financial Officer

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